UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 14, 2008
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BROADPOINT SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
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New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

One Penn Plaza
New York, New York
(Address of Principal Executive Offices)

10119
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On May 14, 2008, Broadpoint Securities Group, Inc. (the “Company”) issued a press release announcing the Company’s results for the period ended March 31, 2008, as well as the Company’s entry into a non-binding commitment letter and term sheet with MAST Capital Management, LLC (“Mast”) with respect to Mast’s (or its affiliated funds’ and/or accounts’) purchase of up to 1,000,000 shares of newly-issued Series A Mandatory Redeemable Preferred Stock of the Company at a price per share of $25.00.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

Item 8.01.    Other Events.

See Item 2.02 above.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

99.1 – Press Release of Broadpoint Securities Group, Inc. dated May 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT SECURITIES GROUP, INC.

By: /s/ Robert I. Turner
Name: Robert I. Turner
Title: Chief Financial Officer

Dated: May 14, 2008